Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2023 August 4, 2023

Supplemental Financial Information August 4, 2023

Supplemental Financial Information August 4, 2023

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information August 4, 2023

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 4, 2023 owns 15 hotels comprised of 7,735 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information August 4, 2023

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to Nareit’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information August 4, 2023

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership prior to our acquisition of the noncontrolling partner’s interest in June 2022, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease was a finance lease, and, therefore, we included a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the respective period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information August 4, 2023

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components prior to our acquisition of the noncontrolling partner’s interest in June 2022. We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of June 30, 2023. The 15 Hotel Portfolio presented for the second quarters and first six months of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

The 13 Hotel Portfolio consists of the 15 Hotel Portfolio, excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the second quarters and first six months of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information August 4, 2023

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information August 4, 2023

Comparable Consolidated Statements of Operations

Q2 2023 – Q3 2022, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	Ended
	2023	2023	2022	2022	June 30, 2023
Revenues
Room	$173,399	$152,438	$147,277	$158,400	$631,514
Food and beverage	78,815	70,812	65,847	63,476	278,950
Other operating	23,898	20,193	31,020	22,438	97,549
Total revenues	276,112	243,443	244,144	244,314	1,008,013

Operating Expenses
Room	42,658	39,064	38,691	38,791	159,204
Food and beverage	51,997	48,535	48,187	47,181	195,900
Other expenses	92,211	90,245	84,308	88,746	355,510
Corporate overhead	8,396	8,468	7,936	7,879	32,679
Depreciation and amortization	32,397	32,342	32,393	31,750	128,882
Impairment loss	—	—	3,466	—	3,466
Total operating expenses	227,659	218,654	214,981	214,347	875,641

Interest and other income	4,639	541	476	270	5,926
Interest expense	(9,223)	(13,794)	(11,717)	(9,269)	(44,003)
Loss on extinguishment of debt	—	—	—	(784)	(784)
Income before income taxes	43,869	11,536	17,922	20,184	93,511
Income tax (provision) benefit, net	(803)	(358)	(485)	290	(1,356)
Net income	$43,066	$11,178	$17,437	$20,474	$92,155

Comparable Hotel Adjusted EBITDAre (2)	$89,133	$65,413	$61,866	$69,422	$285,834

Comparable Adjusted EBITDAre (3)	$85,057	$60,029	$68,777	$63,848	$277,711

Comparable Adjusted FFO attributable to common stockholders (4)	$67,387	$43,824	$53,733	$51,264	$216,208

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.33	$0.21	$0.26	$0.25	$1.05

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information August 4, 2023

Comparable Consolidated Statements of Operations

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2022
Revenues
Room	$147,277	$158,400	$167,194	$115,515	$588,386
Food and beverage	65,847	63,476	74,307	42,911	246,541
Other operating	31,020	22,438	18,711	24,360	96,529
Total revenues	244,144	244,314	260,212	182,786	931,456

Operating Expenses
Room	38,691	38,791	38,626	30,425	146,533
Food and beverage	48,187	47,181	48,304	34,233	177,905
Other expenses	84,308	88,746	87,269	75,023	335,346
Corporate overhead	7,936	7,879	8,717	10,714	35,246
Depreciation and amortization	32,393	31,750	31,720	31,711	127,574
Impairment loss	3,466	—	—	—	3,466
Total operating expenses	214,981	214,347	214,636	182,106	826,070

Interest and other income	476	270	116	4,380	5,242
Interest expense	(11,717)	(9,269)	(5,938)	(4,964)	(31,888)
Loss on extinguishment of debt	—	(784)	—	(230)	(1,014)
Income (loss) before income taxes	17,922	20,184	39,754	(134)	77,726
Income tax (provision) benefit, net	(485)	290	(28)	(136)	(359)
Net income (loss)	$17,437	$20,474	$39,726	$(270)	$77,367

Comparable Hotel Adjusted EBITDAre (2)	$61,866	$69,422	$87,308	$42,687	$261,283

Comparable Adjusted EBITDAre (3)	$68,777	$63,848	$80,031	$37,103	$249,759

Comparable Adjusted FFO attributable to common stockholders (4)	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.26	$0.25	$0.34	$0.13	$0.97

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 4, 2023

Comparable Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$140,388	$145,477	$154,320	$140,689	$580,874
Food and beverage	59,112	53,525	67,089	63,338	243,064
Other operating	17,415	17,523	16,271	15,124	66,333
Total revenues	216,915	216,525	237,680	219,151	890,271

Operating Expenses
Room	36,422	37,604	37,604	35,979	147,609
Food and beverage	40,345	38,763	42,286	41,704	163,098
Other expenses	73,100	71,415	73,549	73,328	291,392
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,231	28,315	27,684	27,541	111,771
Total operating expenses	185,373	183,492	189,201	186,068	744,134

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	27,722	27,721	41,656	27,858	124,957
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$26,688	$28,470	$38,980	$30,970	$125,108

Comparable Hotel Adjusted EBITDAre (2)	$67,146	$68,778	$84,305	$68,415	$288,644

Comparable Adjusted EBITDAre (3)	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 4, 2023

Comparable Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. Also excludes results and the gain on extinguishment of debt due to the resolution of potential employee-related obligations for the Hilton Times Square in connection with the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020. Includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, adjusted for the Company's pro forma depreciation expense.
(2)	Comparable Hotel Adjusted EBITDAre reconciliations for the second quarters of 2023, 2022 and 2019 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on August 4, 2023. Comparable Hotel Adjusted EBITDAre presented for the first and second quarters of 2023 and the four quarters and year ended December 31, 2022 includes the 15 Hotel Portfolio. Comparable Hotel Adjusted EBITDAre presented for the four quarters and year ended December 31, 2019 includes the 13 Hotel Portfolio.
(3)	Comparable Adjusted EBITDAre reconciliations for each of the periods included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for the 2023 and 2022 periods included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above to exclude the results of sales/disposals of hotels, eliminate the interest expense on the mortgage loan secured by the Renaissance Washington DC and to include prior ownership results for The Confidante Miami Beach adjusted for the Company’s pro forma depreciation expense. In addition, the reconciliations include the elimination of noncontrolling interest noted in Footnote 3 above, along with repurchases totaling 10,245,324 shares of common stock in the first, second, third and fourth quarters of 2022 and 2,266,384 shares of common stock in the first and second quarters of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q2 2023 – Q3 2022, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands)	2023	2023	2022	2022	June 30, 2023

Net income	$43,078	$21,087	$17,463	$20,488	$102,116
Operations held for investment:
Depreciation and amortization	32,397	32,342	32,393	31,750	128,882
Interest expense	9,223	13,794	11,717	9,269	44,003
Income tax provision (benefit), net	803	358	485	(290)	1,356
Impairment loss - depreciable assets	—	—	1,379	—	1,379
EBITDAre	85,501	67,581	63,437	61,217	277,736

Operations held for investment:
Amortization of deferred stock compensation	3,325	2,427	2,230	2,230	10,212
Amortization of right-of-use assets and obligations	(17)	(52)	(359)	(350)	(778)
Amortization of contract intangibles, net	(18)	(18)	(18)	(19)	(73)
(Gain) loss on extinguishment of debt, net	(12)	(9,909)	(26)	770	(9,177)
Hurricane-related insurance restoration proceeds	(3,722)	—	—	—	(3,722)
Property-level severance	—	—	729	—	729
Costs associated with financing no longer pursued	—	—	697	—	697
Impairment loss - right-of-use asset	—	—	2,087	—	2,087
Adjustments to EBITDAre, net	(444)	(7,552)	5,340	2,631	(25)

Comparable Adjusted EBITDAre	$85,057	$60,029	$68,777	$63,848	$277,711

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2023 – Q3 2022, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands, except per share data)	2023	2023	2022	2022	June 30, 2023

Net income	$43,078	$21,087	$17,463	$20,488	$102,116
Preferred stock dividends	(3,768)	(3,768)	(3,350)	(3,351)	(14,237)
Operations held for investment:
Real estate depreciation and amortization	32,240	32,191	32,023	31,313	127,767
FFO attributable to common stockholders	71,550	49,510	46,136	48,450	215,646

Operations held for investment:
Amortization of deferred stock compensation	3,325	2,427	2,230	2,230	10,212
Real estate amortization of right-of-use assets and obligations	(128)	(119)	(287)	(288)	(822)
Amortization of contract intangibles, net	85	83	78	141	387
Noncash interest on derivatives, net	(3,711)	1,832	710	(39)	(1,208)
(Gain) loss on extinguishment of debt, net	(12)	(9,909)	(26)	770	(9,177)
Hurricane-related insurance restoration proceeds	(3,722)	—	—	—	(3,722)
Property-level severance	—	—	729	—	729
Costs associated with financing no longer pursued	—	—	697	—	697
Impairment losses - right-of-use and depreciable assets	—	—	3,466	—	3,466
Adjustments to FFO attributable to common stockholders, net	(4,163)	(5,686)	7,597	2,814	562

Comparable Adjusted FFO attributable to common stockholders	$67,387	$43,824	$53,733	$51,264	$216,208

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.33	$0.21	$0.26	$0.25	$1.05

Basic weighted average shares outstanding	206,181	207,035	209,097	211,010	208,331
Shares associated with unvested restricted stock awards	733	501	449	594	569
Diluted weighted average shares outstanding	206,914	207,536	209,546	211,604	208,900
Equity transactions (1)	(59)	(1,128)	(3,332)	(5,245)	(2,441)
Comparable diluted weighted average shares outstanding	206,855	206,408	206,214	206,359	206,459

(1)	Equity Transactions represent repurchases totaling 880,577 and 2,249,764 shares of common stock in the third and fourth quarters of 2022, respectively, along with the repurchases of 1,964,923 and 301,461 shares of common stock in the first and second quarters of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Operations held for investment:
Depreciation and amortization	32,393	31,750	30,893	31,360	126,396
Interest expense	11,717	9,269	5,938	5,081	32,005
Income tax provision (benefit), net	485	(290)	28	136	359
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Impairment loss - depreciable assets	1,379	—	—	—	1,379
EBITDAre	63,437	61,217	74,551	28,754	227,959

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Amortization of right-of-use assets and obligations	(359)	(350)	(354)	(346)	(1,409)
Amortization of contract intangibles, net	(18)	(19)	(18)	(6)	(61)
Finance lease obligation interest - cash ground rent	—	—	—	(117)	(117)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses net of insurance restoration proceeds	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment loss - right-of-use asset	2,087	—	—	—	2,087
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Depreciation and amortization	—	—	(666)	(790)	(1,456)
Interest expense	—	—	(206)	(168)	(374)
Amortization of right-of-use asset and obligation	—	—	60	72	132
Adjustments to EBITDAre, net	5,340	2,631	(557)	(1,591)	5,823

Adjusted EBITDAre, excluding noncontrolling interest	68,777	63,848	73,994	27,163	233,782
Sold hotel Adjusted EBITDAre (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted EBITDAre (2)	—	—	6,037	7,768	13,805

Comparable Adjusted EBITDAre	$68,777	$63,848	$80,031	$37,103	$249,759

*Footnotes on page 16

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Preferred stock dividends	(3,350)	(3,351)	(3,773)	(3,773)	(14,247)
Operations held for investment:
Real estate depreciation and amortization	32,023	31,313	30,456	31,027	124,819
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Real estate depreciation and amortization	—	—	(666)	(790)	(1,456)
FFO attributable to common stockholders	46,136	48,450	61,366	17,507	173,459

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Real estate amortization of right-of-use assets and obligations	(287)	(288)	(294)	(286)	(1,155)
Amortization of contract intangibles, net	78	141	143	60	422
Noncash interest on derivatives, net	710	(39)	(1,023)	(1,842)	(2,194)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses net of insurance restoration proceeds	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment losses - right-of-use and depreciable assets	3,466	—	—	—	3,466
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	—	60	72	132
Noncash interest on derivatives, net	—	—	(2)	2	—
Adjustments to FFO attributable to common stockholders, net	7,597	2,814	1,854	(1,096)	11,169

Adjusted FFO attributable to common stockholders	53,733	51,264	63,220	16,411	184,628
Sold hotel Adjusted FFO (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted FFO (2)	—	—	5,831	7,600	13,431

Comparable Adjusted FFO attributable to common stockholders	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.25	$0.34	$0.13	$0.97

Basic weighted average shares outstanding	209,097	211,010	213,183	217,271	212,613
Shares associated with unvested restricted stock awards	449	594	354	305	358
Diluted weighted average shares outstanding	209,546	211,604	213,537	217,576	212,971
Equity transactions (3)	(3,332)	(5,245)	(7,434)	(11,770)	(6,917)
Comparable diluted weighted average shares outstanding	206,214	206,359	206,103	205,806	206,054

*Footnotes on page 16

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hyatt Centric Chicago Magnificent Mile sold in February 2022, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent repurchases totaling 3,879,025, 3,235,958, 880,577 and 2,249,764 shares of common stock in the first, second, third and fourth quarters of 2022, respectively, along with the repurchases of 1,964,923 and 301,461 shares of common stock in the first and second quarters of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Comparable Adjusted EBITDAre	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on Page 18

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information August 4, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre includes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information August 4, 2023

CAPITALIZATION

CAPITALIZATION	Page 19

Supplemental Financial Information August 4, 2023

Comparative Capitalization
Q2 2023 – Q2 2022

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2023	2023	2022	2022	2022

Common Share Price & Dividends
At the end of the quarter	$10.12	$9.88	$9.66	$9.42	$9.92
High during quarter ended	$10.79	$11.26	$11.19	$12.22	$12.68
Low during quarter ended	$9.39	$8.87	$9.42	$9.42	$9.64
Common dividends per share	$0.05	$0.05	$0.05	$0.05	$—

Common Shares & Units
Common shares outstanding	207,185	207,410	209,320	211,570	212,451
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	207,185	207,410	209,320	211,570	212,451

Capitalization
Market value of common equity	$2,096,709	$2,049,211	$2,022,036	$1,992,991	$2,107,512
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	820,100	815,612	816,136	816,647	805,443
Total capitalization	$3,198,059	$3,146,073	$3,119,422	$3,090,888	$3,194,205

Total debt to total capitalization	25.6%	25.9%	26.2%	26.4%	25.2%
Total debt and preferred equity to total capitalization	34.4%	34.9%	35.2%	35.5%	34.0%

CAPITALIZATION	Page 20

Supplemental Financial Information August 4, 2023

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2023
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	$75,100
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000
Term Loan 3 (2)	Unsecured	6.59%	05/01/2026	225,000
Term Loan 1 (3)	Unsecured	5.94%	07/25/2027	175,000
Revolving Line of Credit	Unsecured	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	6.59%	01/25/2028	175,000

Total Debt				$820,100

Preferred Stock
Series G cumulative redeemable preferred (4)		2.253%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt and Preferred Statistics
			Debt	Debt and Preferred
% Fixed Rate Debt			51.2%	63.7%
% Floating Rate Debt			48.8%	36.3%
Average Interest Rate			5.85%	5.65%
Weighted Average Maturity of Debt			3.5 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 3. By extending these loans, the Company's weighted average maturity of debt increases from 3.3 years to 3.5 years.
(2)	In May 2023, the Company entered into a new $225.0 million term loan agreement ("Term Loan 3"). Interest rates on Term Loan 3 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. In May 2023, the pricing grid was reduced by 0.02% to a range of 133 to 218 basis points as the Company achieved the 2022 sustainability performance metric specified in the Second Amended Credit Agreement. The reduction in the pricing grid will be evaluated annually and is subject to the Company's continued ability to satisfy its sustainability metric. The interest rate for Term Loan 1 includes the effect of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. Year to date through the date of this release, the Company declared cash dividends of $0.439702 per share, and together with the cash dividends of $0.124162 per share declared for the last six months of 2022, this equates to an annual yield of 2.253%. The annual dividend rate may increase in 2024 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 21

Supplemental Financial Information August 4, 2023

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 22

Supplemental Financial Information August 4, 2023

Hotel Information as of August 4, 2023

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	15%	Leasehold	2011 / 2022
2	Boston Park Plaza	Massachusetts	Independent	1,060	14%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	3%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,735	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 23

Supplemental Financial Information August 4, 2023

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q2 2023/2022/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Quarter Ended June 30,				For the Quarter Ended June 30,					For the Quarter Ended June 30,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022		2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$276.66	$279.99	$251.17	(1.2)%	85.7%	83.7%	78.7%	200	bps	$237.10	$234.35	$197.67	1.2%
Boston Park Plaza	$265.71	$240.08	$246.19	10.7%	91.6%	84.2%	97.0%	740	bps	$243.39	$202.15	$238.80	20.4%
Hyatt Regency San Francisco (1)	$291.37	$271.08	$310.18	7.5%	72.9%	59.3%	90.9%	1,360	bps	$212.41	$160.75	$281.95	32.1%
Renaissance Washington DC (1)	$291.76	$271.60	$250.42	7.4%	63.1%	68.1%	86.5%	(500)	bps	$184.10	$184.96	$216.61	(0.5)%
Renaissance Orlando at SeaWorld®	$194.71	$185.03	$165.86	5.2%	78.9%	73.9%	82.1%	500	bps	$153.63	$136.74	$136.17	12.4%
Wailea Beach Resort	$682.42	$667.64	$447.36	2.2%	75.2%	82.4%	93.5%	(720)	bps	$513.18	$550.14	$418.28	(6.7)%
JW Marriott New Orleans	$258.18	$257.10	$212.68	0.4%	75.7%	70.9%	88.5%	480	bps	$195.44	$182.28	$188.22	7.2%
Marriott Boston Long Wharf	$405.33	$402.51	$384.60	0.7%	79.7%	73.2%	89.9%	650	bps	$323.05	$294.64	$345.76	9.6%
Renaissance Long Beach	$228.89	$215.21	$203.31	6.4%	79.6%	80.0%	82.3%	(40)	bps	$182.20	$172.17	$167.32	5.8%
The Confidante Miami Beach	$264.13	$320.55	$191.46	(17.6)%	63.2%	73.1%	80.5%	(990)	bps	$166.93	$234.32	$154.13	(28.8)%
The Bidwell Marriott Portland	$182.01	$171.46	$194.29	6.2%	61.1%	54.6%	88.2%	650	bps	$111.21	$93.62	$171.36	18.8%
Hilton New Orleans St. Charles	$187.73	$198.99	$171.88	(5.7)%	77.5%	69.7%	81.4%	780	bps	$145.49	$138.70	$139.91	4.9%
Oceans Edge Resort & Marina (1)	$362.31	$433.53	$233.87	(16.4)%	78.5%	78.2%	92.2%	30	bps	$284.41	$339.02	$215.63	(16.1)%

13 Hotel Portfolio (2)	$297.28	$295.40	$259.21	0.6%	77.6%	74.6%	87.1%	300	bps	$230.69	$220.37	$225.77	4.7%

Montage Healdsburg	$1,144.58	$1,102.12	N/A	3.9%	62.1%	68.0%	N/A	(590)	bps	$710.78	$749.44	N/A	(5.2)%
Four Seasons Resort Napa Valley	$1,639.96	$1,839.15	N/A	(10.8)%	49.6%	49.7%	N/A	(10)	bps	$813.42	$914.06	N/A	(11.0)%

15 Hotel Portfolio (3)	$319.36	$319.79	N/A	(0.1)%	77.0%	74.2%	N/A	280	bps	$245.91	$237.28	N/A	3.6%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information August 4, 2023

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q2 YTD 2023/2022/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Six Months Ended June 30,				For the Six Months Ended June 30,					For the Six Months Ended June 30,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022		2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$281.01	$267.35	$254.09	5.1%	84.3%	71.1%	77.0%	1,320	bps	$236.89	$190.09	$195.65	24.6%
Boston Park Plaza	$231.00	$211.21	$205.16	9.4%	78.2%	66.4%	88.9%	1,180	bps	$180.64	$140.24	$182.39	28.8%
Hyatt Regency San Francisco (1)	$306.67	$250.25	$330.83	22.5%	69.5%	51.7%	87.6%	1,780	bps	$213.14	$129.38	$289.81	64.7%
Renaissance Washington DC (1)	$271.80	$256.77	$246.97	5.9%	55.4%	53.5%	80.1%	190	bps	$150.58	$137.37	$197.82	9.6%
Renaissance Orlando at SeaWorld®	$208.00	$196.76	$181.66	5.7%	81.1%	67.2%	82.9%	1,390	bps	$168.69	$132.22	$150.60	27.6%
Wailea Beach Resort	$710.68	$665.62	$471.61	6.8%	77.4%	80.8%	93.2%	(340)	bps	$550.07	$537.82	$439.54	2.3%
JW Marriott New Orleans	$261.14	$249.93	$219.64	4.5%	74.2%	60.5%	87.5%	1,370	bps	$193.77	$151.21	$192.19	28.1%
Marriott Boston Long Wharf	$355.74	$357.44	$313.87	(0.5)%	69.4%	56.0%	84.2%	1,340	bps	$246.88	$200.17	$264.28	23.3%
Renaissance Long Beach	$233.97	$209.02	$198.07	11.9%	76.9%	75.2%	82.5%	170	bps	$179.92	$157.18	$163.41	14.5%
The Confidante Miami Beach	$321.87	$345.17	$223.77	(6.8)%	73.5%	77.8%	84.8%	(430)	bps	$236.57	$268.54	$189.76	(11.9)%
The Bidwell Marriott Portland	$171.95	$161.34	$179.18	6.6%	55.9%	45.9%	83.6%	1,000	bps	$96.12	$74.06	$149.79	29.8%
Hilton New Orleans St. Charles	$196.56	$194.73	$180.50	0.9%	76.1%	56.3%	80.5%	1,980	bps	$149.58	$109.63	$145.30	36.4%
Oceans Edge Resort & Marina (1)	$416.19	$492.53	$273.90	(15.5)%	78.6%	82.0%	93.6%	(340)	bps	$327.13	$403.87	$256.37	(19.0)%

13 Hotel Portfolio (2)	$299.36	$291.43	$257.14	2.7%	74.2%	64.6%	84.4%	960	bps	$222.13	$188.26	$217.03	18.0%

Montage Healdsburg	$1,061.83	$1,016.69	N/A	4.4%	52.6%	58.8%	N/A	(620)	bps	$558.52	$597.81	N/A	(6.6)%
Four Seasons Resort Napa Valley	$1,538.67	$1,656.21	N/A	(7.1)%	40.0%	47.1%	N/A	(710)	bps	$615.47	$780.07	N/A	(21.1)%

15 Hotel Portfolio (3)	$316.80	$313.93	N/A	0.9%	73.4%	64.3%	N/A	910	bps	$232.53	$201.86	N/A	15.2%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information August 4, 2023

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q2 and YTD 2023/2022/2019

Hotels sorted by number of rooms	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$434.57	$402.03	$356.92	8.1%	$433.45	$331.67	$349.76	30.7%
Boston Park Plaza	$347.52	$295.62	$326.96	17.6%	$268.75	$202.72	$257.47	32.6%
Hyatt Regency San Francisco (1)	$317.12	$241.56	$414.75	31.3%	$310.20	$195.20	$422.89	58.9%
Renaissance Washington DC (1)	$272.01	$277.09	$335.22	(1.8)%	$219.29	$206.20	$311.59	6.3%
Renaissance Orlando at SeaWorld®	$344.69	$308.85	$308.77	11.6%	$375.77	$293.48	$337.14	28.0%
Wailea Beach Resort	$782.70	$839.76	$606.91	(6.8)%	$816.87	$797.74	$625.00	2.4%
JW Marriott New Orleans	$263.07	$222.70	$248.33	18.1%	$265.17	$188.54	$254.23	40.6%
Marriott Boston Long Wharf	$447.92	$400.38	$484.62	11.9%	$349.12	$279.24	$378.03	25.0%
Renaissance Long Beach	$232.69	$222.93	$227.64	4.4%	$234.48	$204.37	$226.59	14.7%
The Confidante Miami Beach	$282.17	$382.34	$291.30	(26.2)%	$379.50	$415.59	$329.75	(8.7)%
The Bidwell Marriott Portland	$153.31	$123.82	$196.54	23.8%	$133.02	$100.43	$172.85	32.5%
Hilton New Orleans St. Charles	$192.40	$156.84	$157.04	22.7%	$183.56	$147.23	$163.96	24.7%
Oceans Edge Resort & Marina (1)	$466.20	$525.19	$348.03	(11.2)%	$498.85	$580.64	$387.51	(14.1)%

13 Hotel Portfolio (2)	$363.39	$341.54	$347.80	6.4%	$350.34	$291.77	$336.09	20.1%

Montage Healdsburg	$1,296.27	$1,367.12	N/A	(5.2)%	$1,008.02	$1,078.00	N/A	(6.5)%
Four Seasons Resort Napa Valley	$1,397.65	$1,460.86	N/A	(4.3)%	$1,105.67	$1,284.21	N/A	(13.9)%

15 Hotel Portfolio (3)	$391.74	$371.73	N/A	5.4%	$370.61	$316.27	N/A	17.2%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information August 4, 2023

Property-Level Operating Statistics

Q2 and YTD 2023/2022/2019 Footnotes

(1)	Operating statistics for the second quarters and first six months of 2023 and 2022 are impacted by room renovations at the Renaissance Washington DC. Operating statistics for the second quarter and first six months of 2022 are also impacted by a room renovation at the Hyatt Regency San Francisco. Operating statistics for the second quarter and first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	The 13 Hotel Portfolio consists of the 15 Hotel Portfolio (defined below), excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the second quarters and first six months of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of June 30, 2023. The 15 Hotel Portfolio presented for the second quarters and first six months of 2022 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information August 4, 2023

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 28

Supplemental Financial Information August 4, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2023/2022

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2023			2022
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$47,061	$15,833	33.6%	$43,536	$14,902	34.2%	(60)	bps
Boston Park Plaza	33,522	12,675	37.8%	28,517	9,529	33.4%	440	bps
Hyatt Regency San Francisco (1)	23,693	4,749	20.0%	18,047	2,796	15.5%	450	bps
Renaissance Washington DC (1)	19,975	5,967	29.9%	20,348	7,308	35.9%	(600)	bps
Renaissance Orlando at SeaWorld®	24,497	8,328	34.0%	21,950	7,237	33.0%	100	bps
Wailea Beach Resort	38,960	14,656	37.6%	41,799	17,676	42.3%	(470)	bps
JW Marriott New Orleans	11,993	5,270	43.9%	10,154	4,384	43.2%	70	bps
Marriott Boston Long Wharf	16,915	6,908	40.8%	15,120	6,531	43.2%	(240)	bps
Renaissance Long Beach	7,919	2,486	31.4%	7,587	2,708	35.7%	(430)	bps
The Confidante Miami Beach	8,705	1,420	16.3%	11,795	3,443	29.2%	(1,290)	bps
The Bidwell Marriott Portland	3,599	876	24.3%	2,907	749	25.8%	(150)	bps
Hilton New Orleans St. Charles	4,413	1,981	44.9%	3,596	1,319	36.7%	820	bps
Oceans Edge Resort & Marina	7,424	2,789	37.6%	8,364	3,309	39.6%	(200)	bps
Montage Healdsburg	15,335	3,365	21.9%	16,173	3,323	20.5%	140	bps
Four Seasons Resort Napa Valley	12,083	1,830	15.1%	11,919	2,094	17.6%	(250)	bps

15 Hotel Portfolio (2)	276,094	89,133	32.3%	261,812	87,308	33.3%	(100)	bps

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(8,932)	(2,882)	32.3%	N/A

Actual Portfolio (4)	$276,094	$89,133	32.3%	$252,880	$84,426	33.4%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 29

Supplemental Financial Information August 4, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2023/2019

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2023			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$47,061	$15,833	33.6%	$38,650	$12,278	31.8%	180	bps
Boston Park Plaza	33,522	12,675	37.8%	31,539	12,771	40.5%	(270)	bps
Hyatt Regency San Francisco (1)	23,693	4,749	20.0%	30,342	8,314	27.4%	(740)	bps
Renaissance Washington DC (1)	19,975	5,967	29.9%	24,618	8,568	34.8%	(490)	bps
Renaissance Orlando at SeaWorld®	24,497	8,328	34.0%	21,945	7,546	34.4%	(40)	bps
Wailea Beach Resort	38,960	14,656	37.6%	30,208	12,153	40.2%	(260)	bps
JW Marriott New Orleans	11,993	5,270	43.9%	11,322	5,095	45.0%	(110)	bps
Marriott Boston Long Wharf	16,915	6,908	40.8%	18,302	8,187	44.7%	(390)	bps
Renaissance Long Beach	7,919	2,486	31.4%	7,748	2,595	33.5%	(210)	bps
The Confidante Miami Beach	8,705	1,420	16.3%	9,384	2,031	21.6%	(530)	bps
The Bidwell Marriott Portland	3,599	876	24.3%	4,453	1,888	42.4%	(1,810)	bps
Hilton New Orleans St. Charles	4,413	1,981	44.9%	3,602	1,176	32.6%	1,230	bps
Oceans Edge Resort & Marina (1)	7,424	2,789	37.6%	5,542	1,703	30.7%	690	bps

13 Hotel Portfolio (5)	248,676	83,938	33.8%	237,655	84,305	35.5%	(170)	bps

Montage Healdsburg	15,335	3,365	21.9%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	12,083	1,830	15.1%	—	—	N/A	N/A

15 Hotel Portfolio (2)	276,094	89,133	32.3%	237,655	84,305	35.5%	N/A

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(9,384)	(2,031)	21.6%	N/A

Add: Sold/Disposed Hotels (6)	—	—	N/A	74,600	21,581	28.9%	N/A

Actual Portfolio (4)	$276,094	$89,133	32.3%	$302,871	$103,855	34.3%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information August 4, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2023/2022

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2023			2022
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$93,362	$30,872	33.1%	$71,440	$22,981	32.2%	90	bps
Boston Park Plaza	51,562	13,678	26.5%	38,895	7,309	18.8%	770	bps
Hyatt Regency San Francisco (1)	46,096	8,423	18.3%	29,007	1,621	5.6%	1,270	bps
Renaissance Washington DC (1)	32,030	6,573	20.5%	30,119	7,428	24.7%	(420)	bps
Renaissance Orlando at SeaWorld®	53,120	19,421	36.6%	41,487	14,040	33.8%	280	bps
Wailea Beach Resort	80,876	31,456	38.9%	78,982	33,681	42.6%	(370)	bps
JW Marriott New Orleans	24,046	10,745	44.7%	17,097	6,632	38.8%	590	bps
Marriott Boston Long Wharf	26,224	7,954	30.3%	20,975	5,923	28.2%	210	bps
Renaissance Long Beach	15,873	4,997	31.5%	13,835	4,578	33.1%	(160)	bps
The Confidante Miami Beach	23,286	7,087	30.4%	25,500	9,191	36.0%	(560)	bps
The Bidwell Marriott Portland	6,212	1,044	16.8%	4,690	739	15.8%	100	bps
Hilton New Orleans St. Charles	8,373	3,502	41.8%	6,715	2,734	40.7%	110	bps
Oceans Edge Resort & Marina	15,801	6,767	42.8%	18,392	8,235	44.8%	(200)	bps
Montage Healdsburg	23,719	2,055	8.7%	25,365	2,501	9.9%	(120)	bps
Four Seasons Resort Napa Valley	18,939	(28)	(0.1)%	20,461	2,402	11.7%	(1,180)	bps

15 Hotel Portfolio (2)	519,519	154,546	29.7%	442,960	129,995	29.3%	40	bps

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(22,637)	(8,630)	38.1%	N/A

Add: Sold Hotels (6)	—	—	N/A	3,234	(2,172)	(67.2)%	N/A

Actual Portfolio (4)	$519,519	$154,546	29.7%	$423,557	$119,193	28.1%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information August 4, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2023/2019

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2023			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$93,362	$30,872	33.1%	$75,336	$23,189	30.8%	230	bps
Boston Park Plaza	51,562	13,678	26.5%	49,399	14,040	28.4%	(190)	bps
Hyatt Regency San Francisco (1)	46,096	8,423	18.3%	61,539	17,168	27.9%	(960)	bps
Renaissance Washington DC (1)	32,030	6,573	20.5%	45,514	14,155	31.1%	(1,060)	bps
Renaissance Orlando at SeaWorld®	53,120	19,421	36.6%	47,658	17,770	37.3%	(70)	bps
Wailea Beach Resort	80,876	31,456	38.9%	61,877	25,372	41.0%	(210)	bps
JW Marriott New Orleans	24,046	10,745	44.7%	23,054	10,518	45.6%	(90)	bps
Marriott Boston Long Wharf	26,224	7,954	30.3%	28,396	9,776	34.4%	(410)	bps
Renaissance Long Beach	15,873	4,997	31.5%	15,339	5,010	32.7%	(120)	bps
The Confidante Miami Beach	23,286	7,087	30.4%	21,128	6,006	28.4%	200	bps
The Bidwell Marriott Portland	6,212	1,044	16.8%	7,790	2,928	37.6%	(2,080)	bps
Hilton New Orleans St. Charles	8,373	3,502	41.8%	7,479	2,342	31.3%	1,050	bps
Oceans Edge Resort & Marina (1)	15,801	6,767	42.8%	12,274	4,446	36.2%	660	bps

13 Hotel Portfolio (5)	476,861	152,519	32.0%	456,783	152,720	33.4%	(140)	bps

Montage Healdsburg	23,719	2,055	8.7%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	18,939	(28)	(0.1)%	—	—	N/A	N/A

15 Hotel Portfolio (2)	519,519	154,546	29.7%	456,783	152,720	33.4%	N/A

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(21,128)	(6,006)	28.4%	N/A

Add: Sold/Disposed Hotels (6)	—	—	N/A	124,873	25,009	20.0%	N/A

Actual Portfolio (4)	$519,519	$154,546	29.7%	$560,528	$171,723	30.6%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information August 4, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 and YTD 2023/2022/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the second quarters and first six months of 2023 and 2022 is impacted by room renovations at the Renaissance Washington DC. Hotel Adjusted EBITDAre for the second quarter and first six months of 2022 is also impacted by a room renovation at the Hyatt Regency San Francisco. Hotel Adjusted EBITDAre for the second quarter and first six months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of June 30, 2023. The 15 Hotel Portfolio presented for the second quarters and first six months of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Prior Ownership includes results for The Confidante Miami Beach prior to the Company’s acquisition of the hotel in June 2022.
(4)	Actual Portfolio includes results for the 15 hotels owned by the Company during the second quarter and first six months of 2023, the 15 hotels and 18 hotels owned by the Company during the second quarter and first six months of 2022, respectively, and the 21 hotels owned by the Company during the second quarter and first six months of 2019.
(5)	The 13 Hotel Portfolio consists of the 15 Hotel Portfolio, excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the second quarter and first six months of 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.
(6)	Sold Hotels for the first six months of 2022 and the second quarter and first six months of 2019 include results for the Hyatt Centric Chicago Magnificent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold/Disposed Hotels for the second quarter and first six months of 2019 also include results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively, the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33